For Asset Allocation

Foundation Funds

Growth Portfolio

Balanced Portfolio

Income Portfolio


service and guidance

professional management

goals

1999
Annual
Report

(various photos demonstrating service and guidance, professional management and goals)

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

A TRADITION OF SOUND INVESTING

commitment

A Commitment
To Our Investors

Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions--including some of America's largest pension funds--reach their financial goals.
   Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
   Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuities and closed-end funds as well as offer a wide range of retirement plan services for individuals and businesses.
   Delaware Investments has approximately $47 billion in mutual fund assets and institutional advisory accounts under management for more than half-a-million investors.

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

(photo of computer keyboard)

(photo of illustration
 from Asset Allocation Brochure)

Fund Objectives:
GROWTH PORTFOLIO
 To seek long-term capital growth.

BALANCED PORTFOLIO
 To seek capital appreciation with current income as a secondary objective.

INCOME PORTFOLIO
 To seek a combination of current income and preservation of capital with capital appreciation.

Table of Contents
 Letter to Shareholders                           Page           1
 Portfolio Manager's Review                       Page           3
 Foundation Funds Positioning                     Page           5
 Fund Allocations                                 Page           6
 Performance Summary                              Page           8
 Statements of Net Assets                         Page          10
 Financial Highlights                             Page          14

asset allocation

tradition

October 7, 1999

                                                                       for asset
                                                                      allocation
                                                                           1

Dear Shareholder:

AS WE BEGAN FISCAL 1999 LAST October, the Federal Reserve began lowering short-term interest rates to ease the strain of global economic weakness on U.S. markets. Against this supportive backdrop, investors began pouring money into U.S. equities reassured that U.S. economic growth would not be interrupted. As a result, the Standard & Poor's 500 Index, an unmanaged index of large-company blue chip stocks, advanced 21.26% between October 1 and December 31.
   Major stock market indexes continued climbing to record territory during the first six months of 1999 driven by investors' seemingly insatiable appetite for large company earnings growth. The Dow Jones Industrial Average closed above 10,000 for the first time in late March and crossed 11,000 in early May. Since then, the Fed has raised its target for short-term interest rates twice--once in June and again in August. Concerns about the future direction of interest rates caused large-cap stocks to retrace some of those gains.
   For the 12 months ended September 30, the S&P 500 Index returned 27.80% with dividends reinvested, reflecting a correction of over six percentage points between July 1 and September 30. Small company stocks, which rallied in the spring as investors broadened their focus beyond the largest stocks, also lost ground to

WE ARE CONFIDENT THAT AN ASSET ALLOCATION APPROACH THAT INCLUDES A MIX OF STOCK AND BOND MUTUAL FUNDS HAS THE POTENTIAL TO ACHIEVE MORE CONSISTENT RETURNS OVER TIME, GENERALLY AT LOWER LEVELS OF PORTFOLIO VOLATILITY.

TOTAL RETURN
------------------------------------------------------------------

                                                 12 Months Ended
------------------------------------------------------------------
Foundation Funds                                September 30, 1999
------------------------------------------------------------------
Growth Portfolio A Class                             +17.33%
Balanced Portfolio A Class                           +12.52%
Income Portfolio A Class                              +6.85%
------------------------------------------------------------------
Unmanaged Equity Indexes
S&P 500 Index                                        +27.80%
Morgan Stanley Europe, Australia and
 Far East (EAFE) Index                               +31.32%
Russell 2000 Index                                   +19.07%
Morgan Stanley Emerging Markets Free Index           +56.52%
------------------------------------------------------------------
Unmanaged Fixed Income Indexes
Lehman Brothers Aggregate Bond Index                  -0.37%
Salomon Brothers High-Yield Bond Index                +3.02%
------------------------------------------------------------------

All performance shown above is at net asset value and assumes reinvestment of distributions. See pages 8 and 9 for portfolio performance for all Classes. Performance of other Fund classes varies due to different sales charges and expenses. The indexes mentioned above are unmanaged and are not available for direct investment. S&P 500 Index is an unmanaged index of 500, mostly large capitalization stocks. The Russell 2000 Index is a measure of 2000 smaller companies as compiled by the Frank Russell Co. The Morgan Stanley EAFE index is a measure of international stocks in established markets. The Morgan Stanley Emerging Markets Free Index is a measure of international stocks in emerging markets. The Lehman Brothers Aggregate Bond Index is a measure of investment grade domestic bonds. The Salomon Brothers High-Yield Bond Index is a measure of lower rated domestic corporate bonds. Source: Bloomberg and Lipper, Inc. Past performance does not guarantee future results.

for asset
allocation
    2

interest-rate jitters. The Russell 2000 Index returned 19.07% for the 12-month period.
   The Delaware Foundation Funds held their ground during this bumpy period. On page 1, we compare the results of the three portfolios to the returns of unmanaged indexes representing different asset classes. The Delaware Foundation Funds hold a mix of Delaware Investments mutual funds that invest in U.S. stocks, U.S. corporate and government bonds, and foreign stocks. The indexes provide a reference point for performance in each of these asset classes during the fiscal period.
   The U.S. bond market endured its own hardships in fiscal 1999. Interest rate worries and inflation fears resulted in sluggish demand for government and corporate bonds. High-yield bonds fared slightly better than the rest of the bond market.
   In foreign equity markets, renewed strength in Asia, including Japan, Malaysia, Singapore and Hong Kong, helped boost stock returns in those markets. Japan's stock market made particularly strong advances, rising 40.01% in just the first nine months of 1999. Many countries, including the UK, that export products to Asia also benefited from the recovery.
   Early in fiscal 1999, we made a strategic shift in each of the Foundation Fund portfolios out of stock mutual funds and into bond investments. We had become concerned that stock prices had risen to a point where their risks in the short term outweighed their potential returns. We readjusted our positioning in late August to take advantage of declining stock prices, shifting assets out of bond funds and back into equities.

   On the following pages, J. Paul Dokas, Senior Portfolio Manager of the Delaware Foundation Funds, reviews developments in the U.S. and world securities markets over the past 12 months and how this influenced his positioning of the portfolios. He also shares his outlook for fiscal 2000.
   We thank you for your continued investment in Foundation Funds. We are pleased to report that combined assets in the Funds grew from $5 million to $50 million during fiscal 1999. As firm believers in the importance of portfolio diversification, we are pleased that so many investors share that belief. We are confident that an asset allocation approach with a mix of stock and bond mutual funds has the potential to achieve more consistent returns over time, generally at lower levels of portfolio volatility.

Sincerely,

/s/Wayne A. Stork
--------------------
WAYNE A. STORK
Chairman,
Delaware Investments Family of Funds

/s/David K. Downes
--------------------
DAVID K. DOWNES
President and Chief Executive Officer,
Delaware Investments Family of Funds
                                                                       for asset
                                                                      allocation
                                                                          3


Portfolio Manager's Review

J. PAUL DOKAS
Vice President/Senior Portfolio Manager
October 7, 1999

U.S. STOCKS AND BONDS
COMPETE IN INTEREST RATE
TUG-OF-WAR
During fiscal 1999, U.S. stocks and bonds were entangled in an interest rate tug-of-war. Concerns about a U.S. recession last fall prompted the Federal Reserve to lower its target for short-term interest rates. Through late November, the federal funds rate--or the interest rate charged between banks for overnight loans--was reduced 0.75% to 4.75%. Then, in the latter part of our fiscal year, the Fed reversed its position and twice raised short-term interest rates.
   Following the Fed's rate reductions last year, U.S. stocks--particularly those of the largest and fastest growing companies--skyrocketed as investor confidence in the economy returned. In spite of higher confidence, investors nonetheless remained focused on the largest companies since they believed these companies were the most likely to maintain earnings growth if worldwide economic conditions worsened.
   As we advanced through the winter and spring of 1999, many investors saw strong economic and corporate earnings reports as a reason to expand their investment selection beyond the largest companies. They took advantage of strong earnings growth potential in more fairly priced areas of the market. This resulted in strong performance from former laggards such as large-cap value stocks and small-cap stocks.
   The market's glorious run was interrupted when the Fed began raising short-term interest rates in early summer. The federal funds rate increased 0.50% to 5.25% between June and August. Fears of future rate increases triggered sell decisions that caused stock prices to decline through the end of September.

overview

Foundation Chart Data

S&P 500 TOTAL RETURNS
4Q 98 +21.26%
1Q 99 + 4.98%
2Q 99 + 7.04%
3Q 99 - 6.24%


Source: Bloomberg
for asset
allocation
    4

   We saw declining stock prices as an opportunity to increase each of the Foundation Funds' stock mutual fund allocations. In conjunction with this move, we sold our holdings of the corporate bond funds we had added earlier in the year when our analysis indicated that they offered better risk-adjusted returns than large company stock funds. We detail this reallocation under each Fund's positioning discussion.

LACK OF DEMAND PLAGUES
U.S. BONDS
Last fall, global economic uncertainty raised concerns about credit risk, causing many investors to seek a safe haven in U.S. Treasuries. Investment-grade and high-yield corporate bonds languished in this environment as demand fell to very low levels.
   The reduction in short-term interest rates late in 1998 helped restore demand in the bond market. But, corporate bonds experienced only a brief recovery as inflation worries and subsequent rate increases by the Fed in 1999 reduced demand again. Despite poor demand, high-yield corporate bonds managed to finish ahead of other segments of the bond market during the fiscal period.

JAPAN LEADS RECOVERY IN WORLD MARKETS
A new drama unfolded in world equity markets in fiscal 1999 as lower global interest rates restored liquidity and reduced concerns about global economic growth. Many of last year's weakest markets staged recoveries during our fiscal period. Japan led the world in rebounding from deep recession--as a result of the Japanese government having had some success in administering a substantial economic reform package aimed at stimulating the economy. Since January 1, Japan's stock market has risen over 38% as investors' outlook for overseas investing has improved.
   Many corporations in Asia have restructured and are operating more efficiently. Governments have adopted pro-business policies that should support economic growth in the region. These changes may benefit the long-term performance of the Asian markets.
   For the 12 months ended September 30, the MSCI Emerging Markets Free Index, an unmanaged index of emerging markets stocks, rose an astounding +56.32%. The MSCI EAFE Index, an unmanaged index of international stocks in developed markets, returned +31.32%.

(photo of couple talking with financial advisor)
                                                                       for asset
                                                                      allocation
                                                                           5
(photo of family on beach)

DELAWARE FOUNDATION FUNDS:
Positioning Growth Portfolio
At the start of fiscal 1999, we believed U.S. stocks were attractively priced as a result of summer 1998's flight to U.S. Treasuries. We had used the stock market's decline to add to the Growth Portfolio's equity mutual fund allocation, thus taking advantage of relatively low stock prices. The equity position then stood at 90% of net assets.
   As stock prices rose by leaps and bounds in the final quarter of calendar year 1998, we reallocated a portion of the portfolio's equity fund position to a diversified mix of fixed income funds. We believed that large company stocks carried risks that exceeded their potential rewards. We also believed that U.S. corporate and government bonds represented better opportunities for attractive risk-adjusted returns. Given this outlook, we reduced positions in Delaware Growth and Income Fund and Delaware U.S. Growth Fund to add investments in Delaware Delchester Fund, Delaware American Government Bond Fund and Delaware Extended Duration Bond Fund.
   This positioning served us well in the first fiscal half. Since then, we made further modifications to take advantage of the more recent stock market correction. In late August and early September, we moved money out of some of our fixed income holdings to increase the portfolio's equity fund allocation. Specifically, we sold Delaware Extended Duration Bond Fund and added Delaware Select Equity Fund, which invests in stocks believed to offer the greatest potential for long-term price appreciation.
   We also substituted Delaware Diversified Growth Fund, which invests primarily in large-cap growth companies, for Delaware U.S. Growth Fund. We wanted the Growth Portfolio to have more large-cap growth exposure--our lower exposure hurt the portfolio's performance in fiscal 1999. We think the combination of Delaware Diversified Growth Fund with the Delaware Growth and Income Fund, a large-cap value fund, (22.4% and 20.3% of net assets, respectively as of September 30, 1999) will allow us to better achieve that objective.
   As of fiscal year-end, the Growth Portfolio's equity position was 83.4% of net assets. One quarter of this was in foreign equity funds, including Delaware International Equity Fund and Delaware Emerging Markets Fund. We had a higher than normal allocation to international securities throughout our fiscal year. This proved beneficial to us as world markets were generally very strong in fiscal 1999. After experiencing price appreciation in our international holdings, we sold a small growth
for asset
allocation
   6


percentage of our international funds to take some of our profits. However, we remain positive about the opportunities in international markets. We also continued to invest in Delaware Select Growth Fund (formerly Aggressive Growth
Fund) and Delaware Small Cap Value Fund since we remain optimistic about a rebound in mid- and small-cap stocks.

Balanced Portfolio
Within the Balanced Portfolio, we made adjustments similar to those in the Growth Portfolio during the course of fiscal 1999. We began the year with an equity position of 70%, which was reduced to 60% by March 31 given our perceptions of higher risks associated with large-cap stock investing.
   Through July, we added to the Balanced Portfolio's fixed income investments in Delaware American Government Bond Fund (formerly U.S. Government Fund), Delaware Delchester Fund and Delaware Extended Duration Bond Fund since we believed that U.S. government and corporate securities had a more attractive risk/reward profile than large company stocks at that time.
   As stock prices fell in late summer, we began to reallocate a modest portion of the portfolio's fixed income holdings to Delaware's equity funds, including Delaware Select Equity and Delaware Diversified Growth Fund (3% and 17% of net assets, respectively) to take advantage of more reasonable equity valuations. As of September 30, 1999, the portfolio's total equity position was 60.7% of net assets. We expect to continue adding to the portfolio's equity holdings if stock prices move lower.



balance

FUND ALLOCATIONS
SEPTEMBER 30, 1999

                                                                          Growth      Balanced     Income
Fund                                        Type/Style                   Portfolio    Portfolio   Portfolio
------------------------------------------------------------------------------------------------------------
Delaware Growth and Income Fund        Large-Cap Value Stocks              20.4%        15.4%        8.5%
------------------------------------------------------------------------------------------------------------
Delaware Diversified Growth            Large-Cap Growth Stocks             22.4%        17.0%       11.3%
------------------------------------------------------------------------------------------------------------
Delaware Select Equity Fund            Exchange-Traded Stocks               5.0%         5.0%        4.9%
------------------------------------------------------------------------------------------------------------
Delaware Select Growth Fund            Multi-Cap Growth Stocks              7.1%         3.4%        1.5%
------------------------------------------------------------------------------------------------------------
Delaware Small Cap Value Fund          Small-Cap Value Stocks               6.6%         4.8%        1.4%
------------------------------------------------------------------------------------------------------------
Delaware REIT Fund                     Real Estate Stocks                     0            0         1.9%
------------------------------------------------------------------------------------------------------------
Delaware International Equity Fund     Non-U.S. Stocks                     18.4%        12.4%        6.3%
------------------------------------------------------------------------------------------------------------
Delaware Emerging Markets Fund         Developing Country Stocks            3.5%         2.8%          0
------------------------------------------------------------------------------------------------------------
Delaware Delchester Fund               High-Yield Corporate Bonds           5.0%        10.6%       15.3%
------------------------------------------------------------------------------------------------------------
Delaware American Government
   Bond Fund                           Mortgages & Treasuries              10.2%        27.5%       41.9%
------------------------------------------------------------------------------------------------------------
Cash                                                                        1.4%         1.1%        7.0%
------------------------------------------------------------------------------------------------------------

All portfolio holdings are institutional class shares of each Fund.

                                                                       for asset
                                                                      allocation
                                                                          7

Income Portfolio
The Income Portfolio began fiscal 1999 with a significant weighting in equities--48.5% of net assets. Over the past 12 months, we shifted the equity position to 35.7% to be more in line with what we consider our benchmark allocation of 35%.
   We reduced the Income Portfolio's large company stock fund allocation early in the fiscal year because of relatively high prices and risk profiles, the same reasons that we decreased equities in the Growth and Balanced Portfolios. Likewise, we added back to our equity holdings later in the period buying equity funds while they were discounted. This included adding new positions in Delaware Select Equity and Delaware Diversified Growth Fund (4.9% and 11.3% of net assets, respectively, as of September 30, 1999).
   We continue to hold Delaware Delchester Fund (15.3%) which appeals to us for the high levels of current income it provides the portfolio. High-yield bonds were one of the best performing groups in the fixed income market in fiscal 1999, and our holdings generated more income than the government bond funds held in the Income Portfolio.

   During the year, we also steadily increased the portfolio's investment in Delaware American Government Bond Fund (formerly U.S. Government Fund) from 24.2% to 41.9% of net assets to better balance the risks of investing in aggressive equity funds. We continued to hold a small position in Delaware REIT Fund--1.9% as of September 30. Delaware REIT Fund has been a good source of income for the portfolio, and we believe it offers the added potential for price appreciation.

LOOKING AHEAD
U.S. stocks generally delivered stupendous, and quite probably unsustainable, returns in the last decade of the 20th Century. While we expect stock returns in the first decade of the 21st Century to be favorable, we think returns will resume more normal averages of about 10% annually.
   Over the long haul, we believe that a diversified approach is the best way to participate in the market's reward potential without subjecting your portfolio to extreme levels of volatility. The Delaware Foundation Funds are modeled on this philosophy, and as such, we believe they have the potential to achieve the objectives they were designed to meet.

income

(photo of computer keyboard)
for asset
allocation
    8

Foundation Funds
Performance Summary


DELAWARE FOUNDATION FUNDS
PERFORMANCE OF A $10,000 INVESTMENT
DECEMBER 31, 1997 TO SEPTEMBER 30, 1999

              Balanced Portfolio:   Growth Portfolio:     Income Portfolio:      Lehman Brothers        Standard & Poor's
                    A Class              A Class               A Class         Aggregate Bond Index        500 Index
               ------------------    ----------------     ----------------      ---------------        -----------------
Dec. '97            $ 9,425              $ 9,425               $ 9,425               $10,128                $10,111
Jan. '98              9,813                9,968                 9,735                10,121                 10,839
Feb. '98             10,146               10,401                 9,979                10,156                 11,394
Mar. '98             10,190               10,467                10,013                10,209                 11,511
Apr. '98              9,979               10,168                 9,891                10,305                 11,313
May  '98             10,047               10,246                 9,941                10,393                 11,772
Jun. '98              9,857               10,035                 9,874                10,415                 11,684
Jul. '98              8,734                8,638                 9,082                10,584                  9,965
Aug. '98              9,078                9,059                 9,311                10,832                 10,604
Sep. '98              9,402                9,525                 9,513                10,775                 11,465
Oct. '98              9,771                9,957                 9,771                10,836                 12,160
Nov. '98             10,126               10,394                10,013                10,869                 12,860
Dec. '98             10,183               10,438                10,059                10,946                 13,397
Jan. '99              9,968               10,203                 9,877                10,755                 12,981
Feb. '99             10,194               10,495                10,030                10,815                 13,500
Mar. '99             10,580               11,010                10,294                10,849                 14,023
Apr. '99             10,308               10,696                10,053                10,754                 13,692
May  '99             10,581               11,111                10,186                10,720                 14,452
Jun. '99             10,490               11,022                10,117                10,674                 14,001
Jul. '99             10,387               10,876                10,047                10,669                 13,932
Aug. '99            $10,215              $10,629               $ 9,949               $10,793                $13,550

Chart assumes $10,000 invested on December 31, 1997 and includes the effect of a 5.75% maximum front-end sales charge and the reinvestment of all distributions. Performance of other classes of each Portfolio will vary due to differing charges and expenses. Past performance does not guarantee future results.

GROWTH PORTFOLIO PERFORMANCE
--------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 1999

                                                 Lifetime   One Year
--------------------------------------------------------------------
Class A (Est. 12/31/97)
   Excluding Sales Charge                         +7.11%     +17.33%
   Including Sales Charge                         +3.54%     +10.56%
--------------------------------------------------------------------
Class B (Est. 12/31/97)
   Excluding Sales Charge                         +6.40%     +16.41%
   Including Sales Charge                         +4.20%     +11.41%
--------------------------------------------------------------------
Class C (Est. 12/31/97)
   Excluding Sales Charge                         +6.47%     +16.53%
   Including Sales Charge                         +6.47%     +15.53%

See important performance information on page 9.

                                                                       for asset
                                                                      allocation
                                                                          9

BALANCED PORTFOLIO PERFORMANCE
------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 1999

                                               Lifetime   One Year
------------------------------------------------------------------
Class A (Est. 12/31/97)
   Excluding Sales Charge                       +4.71%     +12.52%
   Including Sales Charge                       +1.22%      +6.01%
------------------------------------------------------------------
Class B (Est. 12/31/97)
   Excluding Sales Charge                       +4.04%     +11.66%
   Including Sales Charge                       +1.80%      +6.66%
------------------------------------------------------------------
Class C (Est. 12/31/97)
   Excluding Sales Charge                       +4.17%     +11.77%
   Including Sales Charge                       +4.17%     +10.77%


INCOME PORTFOLIO PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 1999

                                               Lifetime    One Year
--------------------------------------------------------------------------------
Class A (Est. 12/31/97)
   Excluding Sales Charge                       +3.14%      +6.85%
   Including Sales Charge                       -0.30%      +0.66%
--------------------------------------------------------------------------------
Class B (Est. 12/31/97)
   Excluding Sales Charge                       +2.56%      +6.18%
   Including Sales Charge                       +0.30%      +1.18%
--------------------------------------------------------------------------------
Class C (Est. 12/31/97)
   Excluding Sales Charge                       +2.50%      +6.06%
   Including Sales Charge                       +2.50%      +5.06%

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charge assumes either that contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 5% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Average Annual Institutional Class Returns Through September 30, 1999

                                               Lifetime    One Year
Growth Portfolio (Est. 12/31/97)                 7.38%      17.71%
Balanced Portfolio (Est. 12/31/97)               4.94%      12.83%
Income Portfolio (Est. 12/31/97)                 3.37%       7.16%

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

10 for asset allocation

Financial Statements

DELAWARE GROUP FOUNDATION FUNDS
DELAWARE GROWTH PORTFOLIO
STATEMENT OF NET ASSETS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
                                                           NUMBER OF    MARKET
                                                            SHARES      VALUE
                                                      --------------------------
INVESTMENT COMPANIES - 98.61%
EQUITY FUNDS - 83.42%
Delaware Group Equity Funds II, Inc. -
   Delaware Growth and Income Fund ....................     169,939  $ 2,739,418
Delaware Group Equity Funds IV, Inc. -
   Delaware Diversified Growth Fund ...................     293,567    3,023,743
Delaware Group Equity Funds V, Inc. -
   Delaware Small Cap Value Fund ......................      35,813      893,165
Delaware Group Global & International Funds, Inc. -
   Delaware Emerging Markets Fund .....................      62,392      467,940
Delaware Group Global & International Funds, Inc. -
   Delaware International Equity Fund .................     156,161    2,482,967
Delaware Pooled Trust, Inc. -
   The Select Equity Portfolio ........................      84,074      670,914
Voyageur Mutual Funds III, Inc. -
   Delaware Select Growth Fund ........................      34,240      950,511
                                                                     -----------
                                                                      11,228,658
                                                                     -----------
FIXED INCOME FUNDS - 15.19%
Delaware Group Government Fund -
   Delaware American Government Bond Fund .............     188,980    1,373,883
Delaware Group Income Funds -
   Delaware Delchester Fund ...........................     126,840      670,985
                                                                     -----------
                                                                       2,044,868
                                                                     -----------
Total Investment Companies
   (cost $13,364,649) .................................               13,273,526
                                                                     -----------

TOTAL MARKET VALUE OF SECURITIES - 98.61%
   (COST $13,364,649) ...........................................    $13,273,526
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 1.39%                  186,358
                                                                     -----------
NET ASSETS APPLICABLE TO 1,416,969 SHARES
   OUTSTANDING - 100.00% ........................................    $13,459,884
                                                                     ===========

NET ASSET VALUE - GROWTH PORTFOLIO A CLASS
   ($11,328,110 / 1,192,004 SHARES) .............................          $9.50
                                                                           =====
NET ASSET VALUE - GROWTH PORTFOLIO B CLASS
   ($1,560,826 / 164,769 SHARES) ................................          $9.47
                                                                           =====
NET ASSET VALUE - GROWTH PORTFOLIO C CLASS
   ($505,703 / 53,341 SHARES) ...................................          $9.48
                                                                           =====
NET ASSET VALUE - GROWTH PORTFOLIO INSTITUTIONAL CLASS
   ($65,245 / 6,855 SHARES) .....................................          $9.52
                                                                           =====

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT SEPTEMBER 30, 1999:
Capital shares (unlimited authorization-no par) ................   $ 13,063,666
Undistributed net investment income ............................        136,467
Accumulated net realized gain on investments ...................        350,874
Net unrealized depreciation of investments .....................        (91,123)
                                                                   ------------
Total net assets ...............................................   $ 13,459,884
                                                                   ============

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   GROWTH PORTFOLIO
Net asset value A Class (A) ...........................................  $ 9.50
Sales charge (5.75% of offering price or 6.11% of the amount
   invested per share)(B) .............................................    0.58
                                                                         ------
Offering price ........................................................  $10.08
                                                                         ======
------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

DELAWARE GROUP FOUNDATION FUNDS
DELAWARE BALANCED PORTFOLIO
STATEMENT OF NET ASSETS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
                                                         NUMBER OF    MARKET
                                                          SHARES      VALUE
                                                      --------------------------
INVESTMENT COMPANIES - 98.82%
EQUITY FUNDS - 60.75%
Delaware Group Equity Funds II, Inc. -
   Delaware Growth and Income Fund ................       183,743   $ 2,961,935
Delaware Group Equity Funds IV, Inc. -
   Delaware Diversified Growth Fund ...............       318,433     3,279,858
Delaware Group Equity Funds V, Inc. -
   Delaware Small Cap Value Fund ..................        36,974       922,132
Delaware Group Global & International Funds, Inc. -
   Delaware Emerging Markets Fund .................        71,902       539,267
Delaware Group Global & International Funds, Inc. -
   Delaware International Equity Fund .............       149,946     2,384,146
Delaware Pooled Trust, Inc. -
   The Select Equity Portfolio ....................       119,789       955,913
Voyageur Mutual Funds III, Inc. -
   Delaware Select Growth Fund ....................        23,882       662,973
                                                                    -----------
                                                                     11,706,224
                                                                    -----------
FIXED INCOME FUNDS - 38.07%
Delaware Group Government Fund -
   Delaware American Government Bond Fund .........       729,042     5,300,135
                                                        for asset allocation 11

STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                         NUMBER OF    MARKET
                                                          SHARES      VALUE
                                                      --------------------------
INVESTMENT COMPANIES (CONTINUED)
FIXED INCOME FUNDS (CONTINUED)
Delaware Group Income Funds -
   Delaware Delchester Fund.......................       385,139   $ 2,037,386
                                                                   -----------
                                                                     7,337,521
                                                                   -----------
Total Investment Companies
   (cost $19,555,120).............................                  19,043,745
                                                                   -----------

                                                        PRINCIPAL
                                                         AMOUNT
                                                        ---------
REPURCHASE AGREEMENTS - 1.20%
With J.P. Morgan Securities 5.20% 10/1/99
   (dated 9/30/99, collateralized by $27,000
   U.S. Treasury Notes 6.25% due 10/31/01,
   market value $27,636 and $17,000 U.S.
   Treasury Notes 6.375% due 8/15/02,
   market value $17,273 and $19,300 U.S.
   Treasury Notes 6.50% due 8/31/01,
   market value $19,698)...........................      $63,300        63,300
With PaineWebber 5.25% 10/1/99
   (dated 9/30/99, collateralized by $33,000
   U.S. Treasury Bills 5.25% due 12/9/99,
   market value $33,027 and $32,000 U.S.
   Treasury Notes 6.25% due 1/31/02, market
   value $33,027 and $33,000 U.S. Treasury
   Notes 6.375% due 3/31/01, market value
   $33,666 and $7,600 U.S. Treasury Notes 6.625%
   due 11/30/00, market value $7,741)..............      105,400       105,400
With Prudential Securities 5.21% 10/1/99
   (dated 9/30/99, collateralized by $64,000
   U.S. Treasury Notes 6.375% due 9/30/01,
   market value $64,607)...........................       63,300        63,300
                                                                   -----------
Total Repurchase Agreements (cost $232,000)........                    232,000
                                                                   -----------

TOTAL MARKET VALUE OF SECURITIES - 100.02%
   (COST $19,787,120) ..........................................   $19,275,745
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS - (0.02%).......        (4,417)
                                                                   -----------
NET ASSETS APPLICABLE TO 2,156,189 SHARES
   OUTSTANDING - 100.00% .......................................   $19,271,328
                                                                   ===========

NET ASSET VALUE - BALANCED PORTFOLIO A CLASS
   ($17,373,293 / 1,944,237 SHARES) ............................         $8.94
                                                                         =====
NET ASSET VALUE - BALANCED PORTFOLIO B CLASS
   ($1,034,560 / 115,605 SHARES) ...............................         $8.95
                                                                         =====
NET ASSET VALUE - BALANCED PORTFOLIO C CLASS
   ($802,114 / 89,480 SHARES) ..................................         $8.96
                                                                         =====
NET ASSET VALUE - BALANCED PORTFOLIO INSTITUTIONAL CLASS
   ($61,361 / 6,867 SHARES) ....................................         $8.94
                                                                         =====

COMPONENTS OF NET ASSETS AT SEPTEMBER 30, 1999:
Capital shares (unlimited authorization-no par)................    $19,367,399
Undistributed net investment income ...........................        144,301
Accumulated net realized gain on investments ..................        271,003
Net unrealized depreciation of investments ....................       (511,375)
                                                                   -----------
Total net assets ..............................................    $19,271,328
                                                                   ===========

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   BALANCED PORTFOLIO
Net asset value A Class (A)....................................          $8.94
Sales charge (5.75% of offering price or 6.15%
of the amount invested per share)(B)...........................           0.55
                                                                         -----
Offering price ................................................          $9.49
                                                                         =====
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How To Buy Shares in the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

DELAWARE GROUP FOUNDATION FUNDS
DELAWARE INCOME PORTFOLIO
STATEMENT OF NET ASSETS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
                                                         NUMBER OF    MARKET
                                                          SHARES      VALUE
                                                      --------------------------
INVESTMENT COMPANIES - 93.00%
EQUITY FUNDS - 35.76%
Delaware Group Equity Funds II, Inc. -
   Delaware Growth and Income Fund ................        93,241   $ 1,503,043
Delaware Group Equity Funds IV, Inc. -
   Delaware Diversified Growth Fund ...............       194,947     2,007,953
Delaware Group Equity Funds V, Inc. -
   Delaware Small Cap Value Fund ..................        10,158       253,331
Delaware Group Global & International Funds, Inc. -
   Delaware International Equity Fund .............        70,105     1,114,670
Delaware Pooled Trust, Inc. -
   The Real Estate Investment Trust Portfolio .....        29,100       339,010
Delaware Pooled Trust, Inc. -
   The Select Equity Portfolio ....................       108,991       869,749
Voyageur Mutual Funds III, Inc. -
   Delaware Select Growth Fund ....................         9,188       255,045
                                                                    -----------
                                                                      6,342,801
                                                                    -----------
FIXED INCOME FUNDS - 57.24%
Delaware Group Government Fund -
   Delaware American Government Bond Fund .........     1,022,259     7,431,819
Delaware Group Income Funds -
   Delaware Delchester Fund .......................       513,946     2,718,775
                                                                    -----------
                                                                     10,150,594
                                                                    -----------
Total Investment Companies
   (cost $17,299,631) .............................                  16,493,395
                                                                    -----------

12 for asset allocation

STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                    PRINCIPAL       MARKET
                                                     AMOUNT         VALUE
                                   ---------------------------------------------
REPURCHASE AGREEMENTS - 6.49%
With J.P. Morgan Securities 5.20% 10/1/99
   (dated 9/30/99, collateralized by $132,000
   U.S. Treasury Notes 6.25% due 10/31/01,
   market value $136,990 and $84,000 U.S.
   Treasury Notes 6.375% due 8/15/02,
   market value $85,622 and $96,000 U.S.
   Treasury Notes 6.50% due 8/31/01,
   market value $97,639) .........................  $314,000       $314,000
With PaineWebber 5.25% 10/1/99
   (dated 9/30/99, collateralized by $165,000
   U.S. Treasury Bills 5.25% due 12/9/99,
   market value $163,709 and $38,000 U.S.
   Treasury Notes 6.25% due 1/31/02, market
   value $38,369 and $165,000 U.S. Treasury
   Notes 6.375% due 3/31/01, market value
   $166,881 and $160,000 U.S. Treasury Notes
   6.625% due 11/30/00, market value $163,709)....   522,000        522,000
With Prudential Securities 5.21% 10/1/99
   (dated 9/30/99, collateralized by $316,000
   U.S. Treasury Notes 6.375% due 9/30/01,
   market value $320,251).........................   314,000        314,000
                                                                -----------
Total Repurchase Agreements (cost $1,150,000).....                1,150,000
                                                                -----------

TOTAL MARKET VALUE OF SECURITIES - 99.49%
   (COST $18,449,631).......................................    $17,643,395
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 0.51%.....         90,843
                                                                -----------
NET ASSETS APPLICABLE TO 2,072,932 SHARES
   OUTSTANDING - 100.00%....................................    $17,734,238
                                                                ===========

NET ASSET VALUE - INCOME PORTFOLIO A CLASS
   ($17,239,482 / 2,015,260 SHARES) ..............................    $8.55
                                                                      =====
NET ASSET VALUE - INCOME PORTFOLIO B CLASS
   ($242,765 / 28,274 SHARES) ....................................    $8.59
                                                                      =====
NET ASSET VALUE - INCOME PORTFOLIO C CLASS
   ($194,835 / 22,719 SHARES) ....................................    $8.58
                                                                      =====
NET ASSET VALUE - INCOME PORTFOLIO INSTITUTIONAL CLASS
   ($57,156 / 6,679 SHARES) ......................................    $8.56
                                                                      =====

COMPONENTS OF NET ASSETS AT SEPTEMBER 30, 1999:
Capital shares (unlimited authorization-no par) ...............$ 18,312,627
Undistributed net investment income ...........................     186,141
Accumulated net realized gain on investments ..................      41,706
Net unrealized depreciation of investments ....................    (806,236)
                                                               ------------
Total net assets ..............................................$ 17,734,238
                                                               ============

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   INCOME PORTFOLIO
Net asset value A Class (A)........................................   $8.55
Sales charge (5.75% of offering price or 6.08%
of the amount invested per share)(B) ..............................    0.52
                                                                      -----
Offering price ....................................................   $9.07
                                                                      =====
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

DELAWARE GROUP FOUNDATION FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
                                             GROWTH      BALANCED      INCOME
                                            PORTFOLIO    PORTFOLIO    PORTFOLIO
                                            ---------    ---------    ---------
INVESTMENT INCOME:
Dividends ................................. $ 250,148    $ 560,758    $ 690,159
Interest ..................................     3,563       12,141       33,665
                                            ---------    ---------    ---------
                                              253,711      572,899      723,824
                                            ---------    ---------    ---------

EXPENSES:
Management fees ...........................    11,302       16,252       14,125
Custodian fees ............................       240          516          377
Dividend disbursing and transfer agent fees
   and expenses ...........................    93,156       89,559      153,446
Distribution expense ......................    40,855       52,376       38,883
Registration fees .........................    66,413       58,478       56,696
Reports and statements to shareholders ....    25,000       30,000       17,384
Accounting and administration .............     4,440        6,385        5,550
Professional fees .........................     4,860        4,487        9,037
Directors' fees ...........................     1,040        1,129        1,087
Taxes (other than taxes on income) ........       296          275           57
Amortization of organization expenses .....     4,780        4,626        4,857
Other .....................................    10,187        2,987        2,099
                                            ---------    ---------    ---------
                                              262,569      267,070      303,598
Less expenses absorbed or waived ..........  (159,238)    (125,204)    (187,355)
Less expenses paid indirectly .............      (259)        (634)        (521)
                                            ---------    ---------    ---------
Total expenses ............................   103,072      141,232      115,722
                                            ---------    ---------    ---------
NET INVESTMENT INCOME .....................   150,639      431,667      608,102
                                            ---------    ---------    ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS :
Capital gain distributions from
   investment companies ...................   106,929      109,386       34,363
Net realized gain on investments ..........   267,485      179,893       10,549
Net change in unrealized appreciation/
   depreciation of investments ............    56,705     (335,144)    (775,667)
                                            ---------    ---------    ---------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS ..................   431,119      (45,865)    (730,755)
                                            ---------    ---------    ---------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .............. $ 581,758    $ 385,802    $(122,653)
                                            =========    =========    =========

                             See accompanying notes
                                                         for asset allocation 13

DELAWARE GROUP FOUNDATION FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                           GROWTH PORTFOLIO      BALANCED PORTFOLIO         INCOME PORTFOLIO
                                                      ------------------------ -----------------------  ------------------------
                                                          YEAR      12/31/97*      YEAR     12/31/97*      YEAR       12/31/97*
                                                         ENDED         TO          ENDED        TO         ENDED         TO
                                                        9/30/99      9/30/98      9/30/99     9/30/98     9/30/99      9/30/98
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income ............................... $   150,639  $    3,004  $   431,667  $   12,005  $   608,102    $  9,196
Net realized gain (loss) on investments .............     374,414     (13,740)     289,279      (6,560)      44,912         594
Net change in unrealized appreciation/depreciation
  of investments ....................................      56,705    (147,828)    (335,144)   (176,231)    (775,667)    (30,569)
                                                      -----------  ----------  -----------  ----------  -----------    --------
Net increase (decrease) in net assets resulting
  from operations ...................................     581,758    (158,564)     385,802    (170,786)    (122,653)    (20,779)
                                                      -----------  ----------  -----------  ----------  -----------    --------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ..........................................     (16,588)         --     (268,006)     (4,474)    (408,473)     (4,448)
   B Class ..........................................          --          --      (11,355)     (1,113)     (10,673)       (224)
   C Class ..........................................          --          --      (10,723)     (1,914)      (3,980)       (679)
   Institutional Class ..............................        (588)         --       (1,373)       (413)      (1,913)       (767)
Net realized gain on investments:
   A Class ..........................................      (5,317)         --       (6,916)         --       (2,256)         --
   B Class ..........................................      (3,737)         --       (1,985)         --         (994)         --
   C Class ..........................................        (599)         --       (2,649)         --         (401)         --
   Institutional Class ..............................        (147)         --         (166)         --         (149)         --
                                                      -----------  ----------  -----------  ----------  -----------    --------
                                                          (26,976)         --     (303,173)     (7,914)    (428,839)     (6,118)
                                                      -----------  ----------  -----------  ----------  -----------    --------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ..........................................  15,667,690     631,110   22,952,044   1,049,742   22,106,262     469,501
   B Class ..........................................     758,187     986,205      652,910     511,331      706,701      27,226
   C Class ..........................................     484,774      82,896      302,321     849,953      147,129     124,824
   Institutional Class ..............................       9,370      50,000        7,483      50,000        4,114      50,000
Net asset value of shares issued upon reinvestment
  of distributions from net investment income and
    net realized gain on investments:
   A Class ..........................................      21,959          --      274,932       4,474      410,729       4,448
   B Class ..........................................       3,675          --       13,190       1,113        9,874          23
   C Class ..........................................         597          --       12,919       1,867        4,381         679
   Institutional Class ..............................         735          --        1,539         413        2,062         767
                                                      -----------  ----------   ----------  ----------- -----------    --------
                                                       16,946,987   1,750,211   24,217,338   2,468,893   23,391,252     677,468
                                                      -----------  ----------   ----------  ----------- -----------    --------
Cost of shares repurchased:
   A Class ..........................................  (5,256,441)    (35,100)  (6,789,571)    (21,365)  (5,122,105)    (54,264)
   B Class ..........................................    (264,719)     (2,495)     (81,066)    (66,283)    (499,183)         --
   C Class ..........................................     (73,721)       (490)    (279,472)    (80,544)     (80,420)       (121)
   Institutional Class ..............................        (566)         --         (531)         --           --          --
                                                      -----------  ----------  -----------  ----------  -----------    --------
                                                       (5,595,447)    (38,085)  (7,150,640)   (168,192)  (5,701,708)    (54,385)
                                                      -----------  ----------  -----------  ----------  -----------    --------
Increase in net assets derived from capital
  share transactions ................................  11,351,540   1,712,126   17,066,698   2,300,701   17,689,544     623,083
                                                      -----------  ----------  -----------   ---------  -----------    --------

NET INCREASE IN NET ASSETS ..........................  11,906,322   1,553,562   17,149,327   2,122,001   17,138,052     596,186

NET ASSETS:
Beginning of period .................................   1,553,562          --    2,122,001          --      596,186          --
                                                      -----------  ----------  -----------  ----------  -----------    --------
End of period ....................................... $13,459,884  $1,553,562  $19,271,328  $2,122,001  $17,734,238    $596,186
                                                      ===========  ==========  ===========  ==========  ===========    ========

----------------------
* Date of commencement of trading.

                             See accompanying notes

14 for asset allocation

DELAWARE GROUP FOUNDATION FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout the period were as follows:

                                                         GROWTH PORTFOLIO        GROWTH PORTFOLIO
                                                              A CLASS                 B CLASS
                                                        -------------------     --------------------
                                                         YEAR    12/31/97(1)     YEAR    12/31/97(1)
                                                         ENDED       TO          ENDED       TO
                                                        9/30/99    9/30/98      9/30/99    9/30/98
Net asset value, beginning of period ..................  $8.170      $8.500      $8.140      $8.500

Income (loss) from investment operations:
   Net investment income(2) ...........................   0.138       0.062       0.068       0.014
   Net realized and unrealized gain (loss)
   on investments .....................................   1.295      (0.392)      1.287      (0.374)
                                                        -------    --------     -------    --------
   Total from investment operations ...................   1.433      (0.330)      1.355      (0.360)
                                                        -------    --------     -------    --------

Less dividends and distributions:
   Dividends from net investment income ...............  (0.078)       none        none        none
   Distributions from net realized gain
   on investments .....................................  (0.025)       none      (0.025)       none
                                                        -------    --------     -------    --------
   Total dividends and distributions ..................  (0.103)       none      (0.025)       none
                                                        -------    --------     -------    --------
Net asset value, end of period ........................  $9.500      $8.170      $9.470      $8.140
                                                        =======    ========     =======    ========

Total return(3) .......................................  17.33%      (3.88%)     16.41%      (4.24%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............ $11,328        $547      $1,561        $885
   Ratio of expenses to average net assets ............   0.80%       0.80%       1.55%       1.55%
   Ratio of expenses to average net assets prior
     to expense limitation and expenses
     paid indirectly ..................................   2.21%      14.36%       2.96%      15.11%
   Ratio of net investment income to average
     net assets .......................................   1.45%       0.96%       0.70%      21.00%
   Ratio of net investment income (loss) to average
     net assets prior to expense limitation and
     expenses paid indirectly .........................   0.04%     (12.60%)     (0.71%)    (13.35%)
   Portfolio turnover .................................    104%         77%        104%         77%

----------------------
(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

(2) Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

                           [RESTUBED TABLE FOR ABOVE]

                                                         GROWTH PORTFOLIO         GROWTH PORTFOLIO
                                                              C CLASS            INSTITUTIONAL CLASS
                                                        ---------------------   ---------------------
                                                         YEAR     12/31/97(1)    YEAR     12/31/97(1)
                                                         ENDED         TO        ENDED        TO
                                                         9/30/99     9/30/98     9/30/99    9/30/98
Net asset value, beginning of period ..................   $8.140      $8.500      $8.180      $8.500

Income (loss) from investment operations:
   Net investment income(2) ...........................    0.067       0.013       0.162       0.078
   Net realized and unrealized gain (loss)
   on investments .....................................    1.298      (0.373)      1.303      (0.398)
                                                         -------    --------     -------    --------
   Total from investment operations ...................    1.365      (0.360)      1.465      (0.320)
                                                         -------    --------     -------    --------

Less dividends and distributions:
   Dividends from net investment income ...............     none        none      (0.100)       none
   Distributions from net realized gain
   on investments .....................................   (0.025)       none      (0.025)       none
                                                         -------    --------     -------    --------
   Total dividends and distributions ..................   (0.025)       none      (0.125)       none
                                                         -------    --------     -------    --------
Net asset value, end of period ........................   $9.480      $8.140      $9.520      $8.180
                                                         =======    ========     =======    ========

Total return(3) .......................................   16.53%      (4.24%)     17.71%      (3.77%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............     $506         $74         $65         $48
   Ratio of expenses to average net assets ............    1.55%       1.55%       0.55%       0.55%
   Ratio of expenses to average net assets prior
     to expense limitation and expenses
     paid indirectly ..................................    2.96%      15.11%       1.96%      14.11%
   Ratio of net investment income to average
     net assets .......................................    0.70%       0.21%       1.70%       1.21%
   Ratio of net investment income (loss) to average
     net assets prior to expense limitation and
     expenses paid indirectly .........................   (0.71%)    (13.35%)      0.29%     (12.35%)
   Portfolio turnover .................................     104%         77%        104%         77%

                                                         for asset allocation 15
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout the period were as follows:

                                                               BALANCED PORTFOLIO      BALANCED PORTFOLIO
                                                                   A CLASS                 B CLASS
                                                               ------------------      -------------------
                                                                YEAR     12/31/97(1)    YEAR     12/31/97(1)
                                                               ENDED        TO         ENDED         TO
                                                              9/30/99     9/30/98     9/30/99      9/30/98
Net asset value, beginning of period .......................   $8.130      $8.500       $8.130      $8.500

Income (loss) from investment operations:
   Net investment income(2) ................................    0.249       0.153        0.181       0.104
   Net realized and unrealized gain (loss)
     on investments ........................................    0.789      (0.463)       0.787      (0.444)
                                                               ------      ------       ------      ------
   Total from investment operations ........................    1.038      (0.310)       0.968      (0.340)
                                                               ------      ------       ------      ------

Less dividends and distributions:
   Dividends from net investment income ....................   (0.200)     (0.060)      (0.120)     (0.030)
   Distributions from net realized gain on investments .....   (0.028)       none       (0.028)       none
                                                               ------      ------       ------      ------
   Total dividends and distributions .......................   (0.228)     (0.060)      (0.148)     (0.030)
                                                               ------      ------       ------      ------
Net asset value, end of period .............................   $8.940      $8.130       $8.950      $8.130
                                                               ======      ======       ======      ======

Total return(3) ............................................   12.52%      (3.68%)      11.66%      (4.02%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................  $17,373        $972       $1,035        $408
   Ratio of expenses to average net assets .................    0.80%       0.80%        1.55%       1.55%
   Ratio of expenses to average net assets prior
     to expense limitation and expenses
     paid indirectly .......................................    1.57%      12.87%        2.32%      13.62%
   Ratio of net investment income to average
     net assets ............................................    2.73%       2.34%        1.98%       1.59%
   Ratio of net investment income (loss) to average
     net assets prior to expense limitation and
     expenses paid indirectly ..............................    1.96%      (9.73%)       1.21%     (10.48%)
   Portfolio turnover ......................................      93%         73%          93%         73%

                                                                  BALANCED PORTFOLIO        BALANCED PORTFOLIO
                                                                      C CLASS              INSTITUTIONAL CLASS
                                                                  -------------------      -------------------
                                                                   YEAR      12/31/97(1)    YEAR      12/31/97(1)
                                                                  ENDED         TO         ENDED         TO
                                                                 9/30/99      9/30/98     9/30/99      9/30/98
Net asset value, beginning of period ..........................    $8.140      $8.500       $8.130      $8.500

Income (loss) from investment operations:
   Net investment income(2) ...................................     0.182       0.104        0.271       0.169
   Net realized and unrealized gain (loss)
     on investments ...........................................     0.786      (0.434)       0.792      (0.469)
                                                                   ------      ------       ------      ------
   Total from investment operations ...........................     0.968      (0.330)       1.063      (0.300)
                                                                   ------      ------       ------      ------

Less dividends and distributions:
   Dividends from net investment income .......................    (0.120)     (0.030)      (0.225)     (0.070)
   Distributions from net realized gain on investments ........    (0.028)       none       (0.028)       none
                                                                   ------      ------       ------      ------
   Total dividends and distributions ..........................    (0.148)     (0.030)      (0.253)     (0.070)
                                                                   ------      ------       ------      ------
Net asset value, end of period ................................    $8.960      $8.140       $8.940      $8.130
                                                                   ======      ======       ======      ======

Total return(3) ...............................................    11.77%      (3.90%)      12.83%      (3.56%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ....................      $802        $694          $61         $48
   Ratio of expenses to average net assets ....................     1.55%       1.55%        0.55%       0.55%
   Ratio of expenses to average net assets prior
     to expense limitation and expenses
     paid indirectly ..........................................     2.32%      13.62%        1.32%      12.62%
   Ratio of net investment income to average
     net assets ...............................................     1.98%       1.59%        2.98%       2.59%
   Ratio of net investment income (loss) to average
     net assets prior to expense limitation and
     expenses paid indirectly .................................     1.21%     (10.48%)       2.21%      (9.48%)
   Portfolio turnover .........................................       93%         73%          93%         73%

----------------------
(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(2)  Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

16 for asset allocation

Selected data for each share of the Fund outstanding throughout the period were as follows:

                                                               INCOME PORTFOLIO         INCOME PORTFOLIO
                                                                   A CLASS                  B CLASS
                                                              -------------------      -------------------
                                                                YEAR     12/31/97(1)     YEAR     12/31/97(1)
                                                               ENDED        TO          ENDED        TO
                                                              9/30/99     9/30/98      9/30/99     9/30/98
Net asset value, beginning of period ...................       $8.290      $8.500       $8.290      $8.500

Income (loss) from investment operations:
   Net investment income(2) ............................        0.382       0.250        0.316       0.201
   Net realized and unrealized gain (loss)
     on investments ....................................        0.198      (0.350)       0.219      (0.331)
                                                               ------      ------       ------      ------
   Total from investment operations ....................        0.580      (0.100)       0.535      (0.130)
                                                               ------      ------       ------      ------

Less dividends and distributions:
   Dividends from net investment income ................       (0.295)     (0.110)      (0.210)     (0.080)
   Distributions from net realized gain
     on investments ....................................       (0.025)       none       (0.025)       none
                                                               ------      ------       ------      ------
   Total dividends and distributions ...................       (0.320)     (0.110)      (0.235)     (0.080)
                                                               ------      ------       ------      ------
Net asset value, end of period .........................       $8.550      $8.290       $8.590      $8.290
                                                               ======      ======       ======      ======

Total return(3) ........................................        6.85%      (1.21%)       6.18%      (1.56%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .............      $17,239        $398         $243         $26
   Ratio of expenses to average net assets .............        0.80%       0.80%        1.55%       1.55%
   Ratio of expenses to average net assets prior
     to expense limitation and expenses
     paid indirectly ...................................        2.13%      32.95%        2.88%      33.70%
   Ratio of net investment income to average
     net assets ........................................        4.34%       3.80%        3.59%       3.05%
   Ratio of net investment income (loss) to average
     net assets prior to expense limitation and
     expenses paid indirectly ..........................        3.01%     (28.35%)       2.26%     (29.10%)
   Portfolio turnover ..................................          73%         81%          73%         81%

                                                              INCOME PORTFOLIO         INCOME PORTFOLIO
                                                                  C CLASS             INSTITUTIONAL CLASS
                                                             -------------------      -------------------
                                                               YEAR     12/31/97(1)     YEAR     12/31/97(1)
                                                              ENDED        TO          ENDED        TO
                                                             9/30/99     9/30/98      9/30/99     9/30/98
Net asset value, beginning of period ...................      $8.290      $8.500       $8.280      $8.500

Income (loss) from investment operations:
   Net investment income(2) ............................       0.316       0.204        0.403       0.266
   Net realized and unrealized gain (loss)
     on investments ....................................       0.209      (0.334)       0.212      (0.356)
                                                              ------      ------       ------      ------
   Total from investment operations ....................       0.525      (0.130)       0.615      (0.090)
                                                              ------      ------       ------      ------

Less dividends and distributions:
   Dividends from net investment income ................      (0.210)     (0.080)      (0.310)     (0.130)
   Distributions from net realized gain
     on investments ....................................      (0.025)       none       (0.025)       none
                                                              ------      ------       ------      ------
   Total dividends and distributions ...................      (0.235)     (0.080)      (0.335)     (0.130)
                                                              ------      ------       ------      ------
Net asset value, end of period .........................      $8.580      $8.290       $8.560      $8.280
                                                              ======      ======       ======      ======

Total return(3) ........................................       6.06%      (1.56%)       7.16%      (1.10%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .............        $195        $123          $57         $49
   Ratio of expenses to average net assets .............       1.55%       1.55%        0.55%       0.55%
   Ratio of expenses to average net assets prior
     to expense limitation and expenses
     paid indirectly ...................................       2.88%      33.70%        1.88%      32.70%
   Ratio of net investment income to average
     net assets ........................................       3.59%       3.05%        4.59%       4.05%
   Ratio of net investment income (loss) to average
     net assets prior to expense limitation and
     expenses paid indirectly ..........................       2.26%     (29.10%)       3.26%     (28.10%)
   Portfolio turnover ..................................         73%         81%          73%         81%

----------------------
(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(2)  Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
                                                         for asset allocation 17

DELAWARE GROUP FOUNDATION FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
Delaware Group Foundation Funds (the "Trust") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is organized as a Delaware business trust under a Certificate of Trust dated October 24, 1997 and offers three portfolios: the Delaware Growth Portfolio ("Growth Portfolio"), the Delaware Balanced Portfolio ("Balanced Portfolio") and the Delaware Income Portfolio ("Income Portfolio") (individually a "Portfolio" and collectively, the "Portfolios"). Each Portfolio of the Trust is diversified, as defined by the 1940 Act, and offers four classes of shares. Class A carries a front-end sales charge of 5.75%. Class B carries a back-end deferred sales charge, Class C carries a level load deferred sales charge and the Institutional Class has no sales charge. The Portfolios will invest in open-end investment companies (mutual funds) that are members of the Delaware Investments Family of Funds (collectively, the "Underlying Funds"). The Underlying Funds include funds investing in U.S. and foreign stocks, bonds and money market instruments.

The investment objective of each Portfolio is as follows:

Growth Portfolio: To seek long-term capital growth.

Balanced Portfolio: To seek capital appreciation with current income as a secondary objective.

Income Portfolio: To seek a combination of current income and preservation of capital with capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Portfolios.

Security Valuation - The market value of the Portfolios' investments in the Underlying Funds is based on the published net asset value of each share of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange on days when the Exchange is open. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value.

Federal Income Taxes - Each Portfolio intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Portfolios on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Portfolios may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Portfolios' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Each Portfolio declares and pays distributions from net realized gain on investments, if any, annually and from net investment income as follows: the Income Portfolio and the Balanced Portfolio, quarterly and the Growth Portfolio annually.

Certain expenses of the Portfolios are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. In addition, the Portfolios receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding offset shown as "Expenses paid indirectly". The amount of these expenses and credits for the period ended September 30, 1999 are as follows:

                                  "SOFT DOLLAR"      EARNINGS
                                    EXPENSES          CREDITS
                                  -------------      --------
Growth Portfolio ................     $259             $  0
Balanced Portfolio ..............     $373             $261
Income Portfolio ................     $324             $197

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, each Portfolio pays Delaware Management Company (DMC), the Investment Manager of each Portfolio, an annual asset allocation fee which is calculated at the rate of 0.25% (currently waived to 0.10%) of each of the Portfolios' average daily net assets.

DMC has elected to waive that portion of the management fee and reimburse each Portfolio to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and distribution expenses, exceed 0.55% of average daily net assets of the Portfolios through June 30, 2000.

The Portfolios have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. Each Portfolio pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At September 30, 1999, the Portfolios had a liability for such fees and other expenses payable to DSC as follows:

                 GROWTH            BALANCED           INCOME
                PORTFOLIO         PORTFOLIO         PORTFOLIO
                ---------         ---------         ---------
                 $7,612            $8,016            $12,558

Pursuant to the Distribution Agreement, the Portfolios pay Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. At September 30, 1999, the Portfolios had a liability for such fees and other expenses payable to DDLP as follows:

                 GROWTH            BALANCED           INCOME
                PORTFOLIO         PORTFOLIO         PORTFOLIO
                ---------         ---------         ---------
                 $5,718            $7,555             $5,982

For the year ended September 30, 1999, DDLP earned commissions on sales of the A Class shares for each Portfolio as follows:

                 GROWTH            BALANCED           INCOME
                PORTFOLIO         PORTFOLIO         PORTFOLIO
                ---------         ---------         ---------
                 $42,915           $38,548           $28,171

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Portfolios. These officers, directors and employees are paid no compensation by the Portfolios.

18 for asset allocation

--------------------------------------------------------------------------------

3. Investments
During the year ended September 30, 1999, the Portfolios made purchases and sales of investment securities, including shares of the Underlying Funds, other than U.S. government securities and temporary cash investments as follows:

                 GROWTH PORTFOLIO      BALANCED PORTFOLIO      INCOME PORTFOLIO
                ------------------    --------------------    ------------------
Purchases .....    $22,377,458            $31,199,572            $25,335,446
Sales .........     10,972,781             14,092,346              9,194,925

At September 30, 1999, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Portfolio were as follows:

                                           GROWTH PORTFOLIO      BALANCED PORTFOLIO      INCOME PORTFOLIO
                                          ------------------    --------------------    ------------------
Cost of investments .....................    $13,453,413            $19,903,672             $18,513,609
                                             ===========            ===========             ===========
Aggregate unrealized appreciation .......    $   309,740            $   327,317             $   105,769
Aggregate unrealized depreciation .......       (489,627)              (955,244)               (975,983)
                                             -----------            -----------             -----------
Net unrealized depreciation .............      ($179,887)             ($627,927)              ($870,214)
                                             ===========            ===========             ===========

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                            GROWTH PORTFOLIO         BALANCED PORTFOLIO        INCOME PORTFOLIO
                                                         --------------------     -----------------------   ---------------------
                                                           YEAR     12/31/97*       YEAR        12/31/97*      YEAR     12/31/97*
                                                           ENDED        TO          ENDED          TO          ENDED         TO
                                                          9/30/99     9/30/98      9/30/99       9/30/98      9/30/99     9/30/98
Shares sold:
   A Class ...........................................  1,668,679      70,740     2,536,969      121,481     2,501,936     3,642
   B Class ...........................................     83,142     109,008        72,833       57,342        82,008     3,085
   C Class ...........................................     52,132       9,145        34,165       95,236        16,945    14,782
   Institutional Class ...............................        950       5,882           823        5,882           470     5,882

Shares issued upon reinvestment of distributions
   from net investment income and net realized
   gain on investments:
   A Class ...........................................      2,382          --        30,428          540        47,302       523
   B Class ...........................................        398          --         1,463          133         1,128         3
   C Class ...........................................         64          --         1,433          222           502        81
   Institutional Class ...............................         80          --           171           49           237        90
                                                        ---------    --------     ---------      -------     ---------    ------
                                                        1,807,827     194,775     2,678,285      280,885     2,650,528    78,088
                                                        ---------    --------     ---------      -------     ---------    ------
Shares repurchased:
   A Class ...........................................   (545,940)     (3,857)     (742,675)      (2,506)     (582,005)   (6,138)
   B Class ...........................................    (27,503)       (276)       (8,853)      (7,313)      (57,950)        0
   C Class ...........................................     (7,945)        (55)      (31,351)     (10,225)       (9,577)      (14)
   Institutional Class ...............................        (57)          0           (58)           0             0         0
                                                        ---------    --------     ---------      -------     ---------    ------
                                                         (581,445)     (4,188)     (782,937)     (20,044)     (649,532)   (6,152)
                                                        ---------    --------     ---------      -------     ---------    ------
Net increase .........................................  1,226,382     190,587     1,895,348      260,841     2,000,996    71,936
                                                        =========     =======     =========      =======     =========    ======

----------------------
* Commencement of trading.

5. Line of Credit
Committed lines of credit were $500,000 for the Growth Portfolio and $700,000 for the Balanced Portfolio and $600,000 for the Income Portfolio. No amount was outstanding at September 30, 1999, or at any time during the fiscal year.

6. Tax Information (Unaudited)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2000. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended September 30, 1999, each Fund designates as long term capital gains, ordinary income, and tax-exempt income distributions paid during the year as follows:

                                     LONG TERM CAPITAL      ORDINARY INCOME     TAX-EXEMPT     TOTAL DISTRIBUTIONS
FUND                                GAINS DISTRIBUTIONS       DISTRIBUTIONS      INTEREST          (TAX BASIS)
----------------------------       ----------------------   ----------------   ------------   ---------------------
Foundation Growth Portfolio                 36%                    64%              --                 100%
Foundation Balanced Portfolio               96%                     4%              --                 100%
Foundation Income Portfolio                 99%                     1%              --                 100%

                                                         for asset allocation 19

DELAWARE GROUP FOUNDATION FUNDS
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP FOUNDATION FUNDS

We have audited the accompanying statements of net assets of Delaware Group Foundation Funds (the "Funds") (comprised of the Delaware Growth, Delaware Balanced and Delaware Income Portfolios) as of September 30, 1999, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period December 31, 1997 (commencement of operations) through September 30, 1998. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting the Delaware Group Foundation Funds at September 30, 1999, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the year then ended and the period December 31, 1997 (commencement of operations) through September 30, 1998, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
November 8, 1999

                      DELAWARE INVESTMENTS FAMILY OF FUNDS

FOR GROWTH OF CAPITAL
Delaware Select Growth Fund
Delaware Trend Fund
Delaware DelCap Fund
Delaware Small Cap Value Fund
Delaware U.S. Growth Fund
Delaware Growth Stock Fund
Delaware Tax-Efficient Equity Fund
Delaware Social Awareness Fund

FOR TOTAL RETURN
Delaware Blue Chip Fund
Delaware Devon Fund
Delaware Growth and Income Fund
Delaware Decatur Equity Income Fund
Delaware REIT Fund
Delaware Balanced Fund

FOR INTERNATIONAL DIVERSIFICATION
Delaware Emerging Markets Fund
Delaware New Pacific Fund
Delaware Overseas Equity Fund
Delaware International Equity Fund
Delaware Global Equity Fund
Delaware Global Bond Fund

FOR CURRENT INCOME
Delaware Delchester Fund
Delaware High-Yield Opportunities Fund
Delaware Strategic Income Fund
Delaware Corporate Bond Fund
Delaware Extended Duration Bond Fund
Delaware American Government Bond Fund
Delaware U.S. Government Securities Fund
Delaware Limited-Term Government Fund

FOR TAX-EXEMPT INCOME
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Intermediate Fund
Delaware State Tax-Free Funds*

MONEY MARKET FUNDS
Delaware Cash Reserve
Delaware Tax-Free Money Fund

ASSET ALLOCATION FUNDS
Delaware Foundation Funds
  Growth Portfolio
  Balanced Portfolio
  Income Portfolio

* Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania, Wisconsin. Insured and intermediate bond funds are available in selected states.

funds

(photo of computer keyboard)

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

THIS ANNUAL REPORT IS FOR THE INFORMATION OF DELAWARE GROUP FOUNDATION FUNDS SHAREHOLDERS, but it may be used with prospective investors when preceded or accompanied by a current Prospectus, which sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in each Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees

WAYNE A. STORK
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

DAVID K. DOWNES
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

JOHN H. DURHAM
Private Investor
Horsham, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Retired
Fredericksburg, VA

JAN L. YEOMANS
Vice President and Treasurer
3M Corporation
St. Paul, Minnesota

Affiliated Officers

RICHARD J. FLANNERY
Executive Vice President and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

ERIC E. MILLER
Senior Vice President, Secretary
and Deputy General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

(photo of globes)

directors
& officers

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

(photo of globes)

When used with prospective investors, this report must be preceded or accompanied by a current Delaware Foundation Funds Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com


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Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

Printed in the USA
on recycled paper

(J5116)(2279)
AR-444[9/99]PPL11/99